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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of the Earliest Event Reported): May 19, 2004

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone
number, including area code)

Table of Contents

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Information Disclosed at Banc of America Securities Healthcare Conference
99.2	Reconciliation of Certain Financial Information

Item 12. Results of Operations and Financial Condition

On May 19, 2004, the Company presented certain information at Bank of America’s Securities Healthcare Conference. The presentation is attached as Exhibit 99.1. Exhibit 99.1 is also available on the Company’s website at http://valeant.com under Investor relations/financial presentations dated May 19, 2004.

The presentation includes certain numerical measures that exclude amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company has provided this information because it believes that it is useful in assessing material changes in our financial condition and results of operations. Exhibit 99.2 contains a reconciliation of such numerical measures with the most directly comparable measure calculated in accordance with GAAP.

The information in Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 12 of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2004	VALEANT PHARMACEUTICALS INTERNATIONAL
/s/ Bary G. Bailey
Executive Vice President and Chief Financial Officer